<on EquiTrust Financial Services letterhead>


    August 22, 2005


    Dear EquiTrust Customer:

    As a valued EquiTrust variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your EquiTrust contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2005.

    Listed below are the semi-annual reports enclosed in this mailing for the investment options in which you were invested as of August 1, 2005.1 If the semi-annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options. The performance information shown in the semi-annual reports does not reflect product charges.

    As always, remember past performance cannot predict or guarantee future returns.

    We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    EquiTrust Life Insurance Company






         [list of investment options contained in this mailing]













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_______________________________
 1 Note - if you were invested in any of the EquiTrust Variable
 Insurance Series Fund subaccounts, you will receive the complete semi-annual report for the Fund.

<on EquiTrust Financial Services letterhead>




    August 22, 2005


    Dear EquiTrust Customer:

    As a valued EquiTrust variable product owner, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your EquiTrust contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2005. The performance information shown in the semi-annual reports does not reflect product charges.

    As always, remember past performance cannot predict or guarantee future returns.

    You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting us in writing at P.O. Box 9353, Des Moines IA 50306-9353 or by calling us toll-free at 1-888-349-4656.

    We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    EquiTrust Life Insurance Company






















    LET-CD